Heitman US Real Estate Securities Fund
Schedule of Investments (Unaudited)
September 30, 2023
	Shares	Value
Real Estate Investment Trusts (REITs) — 98.52%
Data Center REITs — 11.15%
Digital Realty Trust, Inc.	14,792	$1,790,127
Equinix, Inc.	2,310	1,677,661
		3,467,788
Diversified REITs — 1.62%
CTO Realty Growth, Inc.	11,760	190,630
Essential Properties Realty Trust, Inc.	14,558	314,889
		505,519
Health Care REITs — 11.88%
CareTrust REIT, Inc.	10,303	211,212
Medical Properties Trust, Inc.	54,508	297,069
Physicians Realty Trust	18,499	225,503
Ventas, Inc.	25,530	1,075,578
Welltower, Inc.	23,031	1,886,699
		3,696,061
Hotel & Resort REITs — 3.23%
Park Hotels & Resorts, Inc.	30,480	375,514
Ryman Hospitality Properties, Inc.	7,556	629,263
		1,004,777
Industrial REITs — 15.63%
EastGroup Properties, Inc.	2,512	418,323
Prologis, Inc.	27,633	3,100,699
Rexford Industrial Realty, Inc.	13,810	681,524
STAG Industrial, Inc.	19,190	662,247
		4,862,793
Multi-Family Residential REITs — 11.06%
AvalonBay Communities, Inc.	2,730	468,850
Camden Property Trust	4,743	448,593
Centerspace	7,571	456,228
Equity Residential	22,115	1,298,372
Essex Property Trust, Inc.	3,619	767,554
		3,439,597
Office REITs — 4.26%
Alexandria Real Estate Equities, Inc.	2,532	253,453
Boston Properties, Inc.	8,306	494,041
Highwoods Properties, Inc.	28,099	579,120
		1,326,614
Other Specialized REITs — 6.97%
Gaming and Leisure Properties, Inc.	22,718	1,034,805
Iron Mountain, Inc.	15,100	897,695
VICI Properties, Inc.	8,054	234,371
		2,166,871
Retail REITs — 16.46%
Agree Realty Corp.	11,217	619,627
Kimco Realty Corp.	68,429	1,203,666
Kite Realty Group Trust	39,932	855,343
NETSTREIT Corp.	32,183	501,411
Realty Income Corp.	25,490	1,272,971
Simon Property Group, Inc.	3,971	428,987
Urban Edge Properties	15,704	239,643
		5,121,648
Self-Storage REITs — 6.59%
Extra Space Storage, Inc.	11,835	1,438,900
Public Storage	2,314	609,785
		2,048,685
Single-Family Residential REITs — 6.25%
Equity LifeStyle Properties, Inc.	13,708	873,337
Invitation Homes, Inc.	33,826	1,071,946
		1,945,283
Telecom Tower REITs — 3.42%
American Tower Corp.	6,470	1,063,992
Total Real Estate Investment Trusts (REITs) (Cost $33,515,106)		30,649,628

SHORT TERM INVESTMENTS – 1.16%
Money Market Funds — 1.16%
First American Treasury Obligations Fund, Class X, 5.26%(a)	360,428	360,428
Total Short-Term Investments (Cost $360,428)		360,428

Total Investments (Cost $33,875,534) — 99.68%		31,010,056
Other Assets in Excess of Liabilities — 0.32%		100,082
Total Net Assets — 100.00%		$31,110,138

(a)	The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2023:

Heitman US Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
Real Estate Investment Trusts (REITs)(1)	$30,649,629	$–	$–	$30,649,629
Short-Term Investments	360,428	–	–	360,428
	$31,010,056	$–	$–	$31,010,056
(1)	See the Schedule of Investments for industry classifications.

For the period ended September 30, 2023, there were no transfers into or out of Level 3 securities.